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                                                                  EXHIBIT: 10.20


                                FOURTH AMENDMENT
                             TO THE CHOICEPOINT INC.
                           DEFERRED COMPENSATION PLAN


         THIS AMENDMENT to the ChoicePoint Inc. Deferred Compensation Plan (the "Plan") is made and entered into by ChoicePoint Inc. (the "Company") as of the 31st day of December, 2003;

         WHEREAS, the Company has previously adopted the Plan, which was originally effective July 30, 1997, and has amended the Plan on three prior instances; and,

         WHEREAS, pursuant to Section 12.5 of the Plan, the Management Compensation & Benefits Committee of the Board of Directors of the Company did, by resolution duly adopted, amend the Plan as reflected herein, and the Company wishes to memorialize said amendment formally;

         NOW, THEREFORE, the Plan is hereby amended as follows:

                                       1.

         Section 9.1(d) of the Plan is hereby amended by deleting said section in its entirety and replacing it with the following:

         "(d) Nature of Payment. Distributions of Excess Matching Contribution Accounts, Excess Transition Benefit Plan Accounts, Excess Profit-Sharing Contributions Accounts (for post-2001 Plan Years) and SERP Accounts shall be made in Company stock, except that the portion of any contribution to a SERP Account made for 2003 which represents a percentage of compensation for a Participant which is greater than the percentage contributed for said Participant for 2002 shall be distributed in cash, and distributions of all other Accounts shall be made in cash."



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         IN WITNESS WHEREOF, the Company has caused this Fourth Amendment to be executed as of the date and year first above written.

                                          CHOICEPOINT INC.



                                          By:     /s/ John H. Karr
                                             --------------------------------
                                          Title:  V. P. Compensation
                                                  ---------------------------

Attest:

/s/ Mary M. Young
--------------------------
Title: Assistant Secretary